Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes

8. Income Taxes

Significant components of the Company’s net deferred tax assets at December 31, 2012 and 2011 are as follows:

Deferred tax assets:	2012	2011
Net operating loss carryforwards	$3,761	$773
Stock-based compensation	-	73
Property and equipment	17	63
Allowance for doubtful accounts	-	40
Earnout in connection with the sales of business units	-	4,563
Other accruals	52	585
Total gross deferred tax assets	3,830	6,097
Less: valuation allowance	(3,830)	(6,097)
Deferred tax assets, net	$-	$-

As of December 31, 2012 and 2011, the Company had approximately $47,160 and $40,617 of federal and state net operating losses (“NOL”), respectively, available for income tax purposes that may be carried forward to offset future taxable income, if any. The federal carryforwards expire in years 2022 through 2032. The Company conducted a change in ownership study in accordance with Section 382 of the Internal Revenue Code (“IRC”) and determined that its ability to use approximately $37,517 of its federal and state NOL carryforwards generated prior to March, 2011 is subject to an annual limitation. Accordingly, the Company has recorded an accounting impairment of its NOL carryforwards with a reduction of approximately $37,517 for the NOL carryovers it would not be able to utilize prior to their expiration, due to the effect of the annual limitation. This impairment resulted in a reduction of $145 and $14,486 in the NOL deferred tax asset for the years ended December 31, 2012, and 2011, respectively.

The valuation allowances related to the Company’s deferred tax assets decreased by approximately $2,267 (of which the valuation allowance related to continuing operations increased by $1,614 and the valuation allowance related to discontinued operations decreased by $3,881) and $15,265 (of which the valuation allowance related to continuing operations decreased by $15,549 and the valuation allowance related to discontinued operations increased by $284) for the years ended December 31, 2012 and 2011, respectively.

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate for the loss from continuing operations is as follows:

	2012	2011	2010
Tax benefit at federal statutory rate	(34.0)%	(34.0)%	(34.0)%
State income taxes	(5.0)	(5.0)	(5.0)
Permanent differences:
Stock-based compensation	5.7	7.9	19.5
Compensation	-	-	4.1
Adjustments of deferred tax assets:
True-up adjustment to the net operating loss carry forwards - (for 2011, adjustment principally due to additional proceeds recognized for tax purposes in connection with the earnouts)	(16.0)	62.1	(0.8)
Property and equipment	0.9	1.3	-
Impairment of net operating loss carry forward	4.0	489.7	-
Other	-	3.8	-
Increase (decrease) in valuation allowance	44.4	(525.8)	16.2
Effective income tax rate	- %	-%	-%

During the year ended December 31, 2010, as result of the vesting of restricted stock units and certain other share based payment awards, the ultimate tax deduction realized by the Company at the vesting date was substantially lower than the cumulative compensation expense recorded for financial reporting purposes, which is commonly referred to as a “shortfall”. Accordingly, the effective tax rate reconciliation for the year ended December 31, 2010 includes the effect of derecognizing the gross deferred tax asset and the related valuation allowance associated with the book compensation expense of these vested awards and correspondingly, the set-up of the gross deferred tax asset and the corresponding valuation allowance associated with the final tax deduction.

The Company files a consolidated federal income tax return as well as consolidated or separate company income tax returns in 29 state and 2 local jurisdictions in the United States.  Currently no income tax returns are under examination.